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                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934

     Date of Report (Date of earliest event reported): February 13, 2003

                        VOLUME SERVICES AMERICA, INC.
                ----------------------------------------------

             (Exact name of registrant specified in its charter)

     Delaware                    333-79419                    57-0969174
------------------              ------------             --------------------
  (State or other               (Commission              (I.R.S. Employer
   Jurisdiction of              File Number)              Identification No.)
   Incorporation)


201 East Broad Street, Spartanburg, South Carolina              29306
--------------------------------------------------        -----------------
   (Address of principal executive offices)                   (Zip Code)


       Registrant's telephone number, including area code: (864) 598-8600
                                                           --------------




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ITEM 5.  OTHER EVENTS.

         On February 13, 2003, Volume Services America Holdings, Inc., the parent company of Volume Services America, Inc., issued a press release announcing the filing of a registration statement on Form S-1 in respect of its initial public offering of Income Depositary SecuritieS ("IDSS"). The press release is attached to this Form 8-K as Exhibit 99.1.

ITEM 7: FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND EXHIBITS.

                  (a)      Not applicable.

                  (b)      Not applicable.

                  (c)      Exhibits.

                  The exhibit listed below and in the accompanying Exhibit Index is filed as part of this Current Report on Form 8-K.

Exhibit No.          Description

99.1 Press Release, dated as of February 13, 2003, of Volume Services America Holdings, Inc.





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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 VOLUME SERVICES AMERICA, INC.


                                 By: /s/   Lawrence E. Honig
                                     ------------------------------------------
                                     Name: Lawrence E. Honig
                                     Title: Chief Executive Officer


Date:  February 13, 2003



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                                  EXHIBIT INDEX

Exhibit No.          Description

99.1 Press Release, dated as of February 13, 2003, of Volume Services America Holdings, Inc.